Exhibit 99.1

KindlyMD Secures $200 Million Credit Facility from Two Prime and Completes Convertible Note Redemption

Provides Flexibility to Pursue Long-Term Growth Strategy While Preserving Bitcoin Holdings and Strengthening the Company’s Balance Sheet

Salt Lake City, UTAH – October 3, 2025 – KindlyMD, Inc. (NASDAQ: NAKA) (“KindlyMD” or “the Company”), a provider of integrated healthcare services and a Bitcoin treasury vehicle via its subsidiary Nakamoto Holdings (“Nakamoto”), today announced that it has entered into an open credit facility with Two Prime Lending Limited (“Two Prime”), the secured lending affiliate of Two Prime Inc., pursuant to which Naka SPV 2, LLC (“Naka 2”) received a term loan from Two Prime in the principal amount of $203,017,500.

Proceeds from the financing were primarily used for the redemption of a $200 million convertible debenture, plus 1.5% interest, with YA II PN, Ltd., an investment fund managed by Yorkville Advisors (“Yorkville”), which had a conversion price of $2.80 per share.

“We are pleased to work with Two Prime, a leading Bitcoin-native lender that is aligned with our vision and treasury strategy,” said Tyler Evans, Chief Investment Officer of KindlyMD. “This financing, together with the redemption of the convertible note, is an important step we are taking to enhance KindlyMD’s balance sheet, align our capital structure with shareholders, and position the company to advance from a position of strength.”

The Notice of Redemption for the Convertible Debenture was delivered Monday, September 15, 2025, and the redemption amount, less any amounts converted on or prior to September 29, 2025, was fully repaid on September 30, 2025.

About KindlyMD

KindlyMD® is a patient-first and healthcare data company redefining value-based care and patient-centered medical services. Formed in 2019, KindlyMD leverages data analysis to deliver evidence-based, personalized solutions in order to reduce opioid use, improve health outcomes faster, and provide value based, algorithmic guidance on the use of alternative medicine in healthcare. In August 2025, KindlyMD completed its merger with Nakamoto Holdings Inc., a Bitcoin-native holding company. This strategic partnership formed a public Bitcoin treasury strategy that unites KindlyMD’s healthcare expertise with Nakamoto’s vision of integrating Bitcoin into global capital markets, creating a diversified entity focused on both healthcare innovation and Bitcoin treasury management.

About Two Prime Lending

Two Prime Lending Limited delivers secured credit solutions to institutional bitcoin holders, offering over $3 billion in lending capacity. The firm provides flexible, non-rehypothecated loans backed by collateral held in segregated, secured custody, a model built to protect client assets and promote long-term trust in digital finance. Borrowers include miners, asset managers, family offices, and corporate treasuries seeking capital-efficient access to liquidity without compromising security. We are an affiliate of Two Prime Inc., an SEC-Registered Investment Advisor specializing in digital asset quantitative trading, risk management, and trading for institutional clients.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this press release that address activities, events or developments that that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include statements about our future operations, business strategies, plans, objectives, expectations, intentions, goals, projections, prospects, future events, or performance, as well as underlying assumptions. These statements-covering matters such as expectations, plans, strategic outlooks, financial projections, market conditions, regulatory environments, Bitcoin-related strategies, Bitcoin treasury management activities, and the Company’s anticipated holding of Bitcoin as part of its corporate treasury are inherently uncertain and involve numerous assumptions and risks.

Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of the Company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, including the purchase, custody, and potential sale or other use of Bitcoin, synergies, opportunities and anticipated future performance, including the management team and board of directors of the Company. These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include risks relating to Bitcoin market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to cryptocurrency, and regulatory developments affecting Bitcoin or other digital assets, as well as the risk that changes in the Company’s capital structure and governance could have adverse effects on the market value of its securities; the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on the Company operating results and business generally; the risk that the Company may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governmental regulations or enforcement practices; adverse impacts from geopolitical events, health crises, supply chain disruptions, changes to laws or accounting standards, cybersecurity threats or data breaches, intellectual property disputes, competitive pressures, or changes in consumer behavior; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s control, including those detailed in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10- Q, Current Reports on Form 8-K, and such other documents of the Company filed, or to be filed, with the SEC that are or will be available on the Company’s website at www.kindlymd.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of the Company or any other party, nor does it constitute a solicitation of any proxy or vote.

Investor Relations Contact:

Valter Pinto, Managing Director

KCSA Strategic Communications

(212) 896-1254

KindlyMD@KCSA.com

KindlyMD Media Contact:

Carissa Felger / Sam Cohen

Gasthalter & Co.

(212) 257-4170

Nakamoto@gasthalter.com

Two Prime Media Contact:

Dukas Linden Public Relations

twoprime@dlpr.com